                                                                    Exhibit (16)

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Jack Benintende                Treasurer and Principal Financial   June 7, 2007
--------------------------------   and Accounting Officer
Jack Benintende

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Stephen P. Fisher              President                           June 7, 2007
--------------------------------
Stephen P. Fisher

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in her name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Susan B. Kerley                Chairman and Trustee/Director       June 7, 2007
--------------------------------
Susan B. Kerley

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Alan R. Latshaw                Trustee/Director                    June 7, 2007
--------------------------------
Alan R. Latshaw

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Brian A. Murdock               Chief Executive Officer and         June 7, 2007
--------------------------------   Trustee/Director
Brian A. Murdock

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Peter Meenan                   Trustee/Director                    June 7, 2007
--------------------------------
Peter Meenan

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Richard H. Nolan, Jr.          Trustee/Director                    June 7, 2007
--------------------------------
Richard H. Nolan, Jr.

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Richard S. Trutanic            Trustee/Director                    June 7, 2007
--------------------------------
Richard S. Trutanic

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ Roman L. Weil                  Trustee/Director                    June 7, 2007
--------------------------------
Roman L. Weil

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                            Title                     Date
            ---------              ---------------------------------   ------------


/s/ John A. Weisser, Jr.           Trustee/Director                    June 7, 2007
--------------------------------
John A. Weisser, Jr.